Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Steven M. Cates, Vice President - Finance and Chief Financial Officer of Westwater Resources, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2023 (the “Report”), which this certification accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven M. Cates
Steven M. Cates
Chief Financial Officer and Senior Vice President - Finance
November 14, 2023